UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CIBC Atlas Funds

Annual Report

OCTOBER 31, 2021

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund

AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

CIBC Atlas International Growth Fund

AWWIX

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www. sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-328-3863; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

SHAREHOLDERS’ LETTER

Dear CIBC Atlas Funds Investors,

The Funds’ fiscal year was that in which the global economy moved from the pandemic recovery into an outright economic expansion. Also, as measured by most global indices, equity market returns were well ahead of historical norms. Fueling the early post-recovery expansion was that of the global inoculation programs, brought on by collaborative efforts between pharmaceutical companies and in conjunction with global health organizations. As the inoculation programs took root, global governments began to ease social restrictions to varying degrees, leading to a global onslaught of consumer and corporate demand for goods and services.

Throughout the bourgeoning expansion, the US Federal Reserve had remained fully accommodative via zero interest rate policies or outright quantitative easing measures. Further, direct financial support to families and individuals most impacted by the pandemic remained in place for much of the year. The combination of relaxed social measures, direct consumer support with supportive financial conditions made for an environment where money velocity has increased. The increase in velocity coupled with goods and services demand has more recently created supply chain pressures, and in some cases extreme bottlenecks. The current environment is not immune to the laws of supply and demand, be it input prices, finished goods or services prices or wages all experiencing increases not seen for some time. The resulting inflation has caused a change in US Federal Reserve tone, with a recent “taper” of quantitative easing and also signaling for outright rate increases by 2023, if not sooner should inflation prove less transitory.

Despite the increased supply chain and price pressures, corporations that have navigated the challenges and have performed well have generally posted strong gains over the past year. Year over year earnings growth is among the highest on record, though forward looking that growth is unsustainable. Fiscally stimulative bills are being worked through the US Congress and are among the largest programs in history. Should the bills pass in near or current form, the resulting jobs and wage growth would help to offset any slowdowns in consumer or corporate fundamentals.

Despite the past and forward looking challenges throughout the pandemic and recovery, the CIBC Atlas Funds remain fully committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

quality bias for our investors. We would like to take this opportunity to thank you for your investment and support in the CIBC Atlas Funds.

Following is a discussion of each fund’s performance and strategy for the fiscal year.

CIBC Atlas Disciplined Equity Fund

The market roared in the one year period ending October 31, 2021 with the S&P 500 returning 42.91%. Unprecedented monetary stimulus, a reviving economy and strong corporate earnings growth and revisions were undoubtedly largely responsible for the advance. While the advance was broad based, there was a decided change in appetite by investors, with a preference for value and cyclicals over growth and consistent earners, especially early in the period.

The best performing sectors in the period were Energy and Financials, both far outpacing the market. Information Technology and Real Estate Investment Trusts also outperformed. The worst performing sectors were those that are the least cyclical, lead by Utilities, Consumer Staples and Healthcare. Notably they all had strong positive returns for the period.

The CIBC Atlas Disciplined Equity Fund returned 40.11%, underperforming the benchmark S&P 50 by 280 basis points. On the positive side, relative performance was strong in Financials, Communications Services and Consumer Staples. Good stock selection in Capital Markets and Internet industries in Financials and Communications Services respectively and stock selection and an underweight allocation in Consumer Staples were additive.

Information Technology and Consumer Discretionary were underperformers for the fund. In Information Technology, semiconductors and IT services were the largest headwinds. In Consumer Discretionary not owning one strongly performing auto manufacturer and having exposure to companies with tough comparisons because of COVID hurt relative performance.

We remain committed to our strategy of investing in quality companies with strong free cash flow generation and attractive valuation.

CIBC Atlas Mid Cap Equity Fund

The Russell Mid-Cap Growth Index returned 39.43% for the twelve months ending October 31, 2021. The information technology sector was the largest contribution to benchmark performance driving just under half of the total

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

return. Conversely, the consumer staples sector was the biggest detractor of benchmark performance with a 9.34% decline in the sector.

The CIBC Mid-Cap Equity Fund returned 39.86% for the same period. Our stock selections in the materials and financials sectors were the largest drivers of the outperformance as we identified beneficiaries of the economic recovery and market rise. The notable performance drags were from our REIT holdings and our cash position

The two biggest contributors to performance in the period came from EPAM Systems and LAM Research. EPAM is a software engineering focused IT services firm that is benefitting from the increased demand for digital transformation. The COVID-19 pandemic has only accelerated the urgency of these digital transformations as many companies are looking for new ways to interact and transact digitally and we remain confident EPAM will continue to grow at above average rates as a result. LAM Research manufactures semiconductor processing equipment used in the making of integrated circuits. With soaring demand for semiconductors in our ever increasing technology world, there is a magnified demand for equipment needed in their manufacture.

The two worse performers in the period were Global Payments and Exact Sciences. Exact Sciences focuses on non-invasive cancer diagnostics. Demand for the tests was down in COVID times with a reticence of patients to visit physicians. As COVID eased off, surprisingly demand did not return without the need for extensive sales efforts. Also, new test modalities are being developed that are less cumbersome to perform. We sold the stock subsequent to the mutual fund year-end. Global Payments is a provider of electronic transaction processing. While the company continues to show solid growth, the entire industry is going through significant changes that have made us more cautious. We continue to see the company as an attractive long-term investment but lowered our portfolio weighing earlier this year.

We continue our ongoing focus in investing in high quality companies with above average growth prospects while maintaining disciplines on the price we are paying for those businesses.

CIBC Atlas Income Opportunities Fund

The market roared in the one year period ending October 31, 2021 with the S&P 500 returning 42.91%. Unprecedented monetary stimulus, a reviving economy and strong corporate earnings growth and revisions were undoubtedly largely responsible for the advance. While broad based, there was a decided

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

change in appetite by investors, with a preference for value and cyclicals over growth and consistent earners, especially early in the period. Consistent with the stronger economic growth, interest rates rose during the period. The 10 year US treasury yield expanded nearly 70 basis points to 1.55%. As interest rates rose, treasuries and investment grade underperformed credit sensitive issues.

The best performing equity sectors during the period were Energy and Financials, both far outpacing the market. Information Technology and Real Estate Investment Trusts also outperformed. The worst performing sectors were those that are the least cyclical, led by Utilities, Consumer Staples and Healthcare. Notably they all have strong positive returns for the period.

The CIBC Atlas Income Opportunities fund gained 26.51% in the twelve months ending October 31, 2021; outperforming the blended benchmark (60% S&P 500 Index/40% Bloomberg U.S. Government/Credit Index) return of 24.01% by 250 basis points. The Fund’s debt holdings outperformed, while equities underperformed the respective asset class benchmarks. The Fund’s cash holdings detracted from overall fund performance relative to the benchmark.

By sector, Communication Services, Consumer Discretionary and Industrials were the largest detractors from relative performance. Americold Realty Trust, Fidelity National Information Systems and PayPal were the biggest share price laggards during the year.

The Consumer Staples, Financials and Health Care sectors positively contributed to overall relative performance. Pioneer Natural Resources, JP Morgan Chase and Ares Management had the most significant individual positive contribution to performance.

Bonds generally lagged equity markets and the Fund’s underweight in fixed income contributed to relative performance. Fixed income returns were driven by credit sensitive debt instruments. Corporate bonds from more highly indebted issuers tended to outperform the broader market. Debt positions in the Energy, Materials, and Auto sectors contributed to outperformance. Government holdings underperformed, but exposure to inflation protected securities contributed to positive performance within the sector as the Consumer Price Index remained stubbornly high over the year.

We continue to manage the Fund to take advantage of opportunities arising from both macro developments and changes in company fundamentals. We focus on investing in both the debt and equity of high quality companies with

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

attractive free cash flow characteristics that generate an above average level of current income.

CIBC Atlas All Cap Growth Fund

The Russell 3000 Growth Index returned 42.81% over the 12 month period ending October 31, 2021. Financials and Healthcare were the best performing sectors during the period. Information Technology, Consumer Discretionary, and Communication Services were the worst performing sectors, yet still posted positive returns during the period.

The CIBC Atlas All Cap Growth Fund returned 37.35% during the same period, underperforming the Russell 3000 Growth benchmark. The sectors which detracted most from the fund’s performance during the period were Information Technology, Consumer Discretionary and Communication Services. The fund’s Technology holdings outperformed the broader index, the S&P 500, but underperformed the Russell 3000 Index holdings; given that the Technology sector was the most heavily weighted in both the All Cap Growth Fund and the Russell 3000 Growth Index, this was most significant factor in the fund’s relative underperformance. Meanwhile, the fund’s Consumer Discretionary and Communication Services sectors underperformed the benchmark due to the fund’s lower allocation to these sectors compared to their weightings in the index, and these sectors’ strong returns during the period.

The fund’s positive contributions from the Financial and Health Care sectors was due to both the fund being overweight these sectors, which performed strongly during the period, as well as good stock selection within each of the sectors.

Technology holdings, NVIDIA Corporation and EPAM Systems, and Financial holding Blackstone Inc. each provided over 90% price returns during the period. Meanwhile, Healthcare holdings, Intuitive Surgical and Edwards Lifesciences each had price returns of greater than 50%. Among the largest detractors from performance were Chinese tech holdings, Tencent Holdings and Alibaba; Technology holding Twilio, Inc. also detracted from fund performance.

We remain committed to our strategy of investing in high quality open ended growth companies at reasonable valuations.

CIBC Atlas Equity Income Fund

The Russell 1000 Index returned 43.51% for the year ending 10/31/2021. Three sectors – information technology, financials, and consumer discretionary –

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

accounted for more than half of the market return with each of these sectors appreciating more than 40% during the year. The energy sector, while only 2.5% of the index, led all sectors with appreciation of 113%.

The CIBC Atlas Equity Income Fund returned 45.57% for the same period, outperforming the benchmark Russell 1000 by approximately 2%. While dividend paying stocks broadly underperformed the market again this past year, our favored quality dividend growth stocks performed better. The top contributors to fund performance during the year included alternative investment manager Blackstone Group (BX +188%), tech giant Microsoft (MSFT +65%), major bank JPMorgan Chase (JPM +78%), tech giant Apple (AAPL +38%), staffing firm Robert Half International (RHI +70%) and global asset manager Brookfield Asset Management (BAM.A +107%). On the whole, the fund’s outperformance was attributable primarily to sector allocation; the sectors in which the fund was overweight outperformed the benchmark, and those in which the fund was underweight tended to underperform the benchmark. That said, the fund’s stock selection was quite strong in the financial sector, with each of the fund’s positions outperforming the very strong broad market.

Most of the fund’s bottom contributors to returns were either smaller positions or positions that were only owned for a portion of the year. These included mining giant BHP Group (BHP -12%), capital equipment manufacturer Caterpillar (CAT -10%), cold storage REIT Americold Realty Trust (COLD -3%), defense contractor L3Harris Technologies (LHX -1%) and healthcare giant Johnson & Johnson (JNJ +1%). Of these, L3Harris and Johnson & Johnson remain in the fund.

We remain committed to the approach of investing in high quality dividend growth stocks which offer a combination of current income and capital appreciation, and we believe this investment style can do well in an inflationary environment with potentially rising interest rates.

CIBC Atlas International Growth Fund

International markets performed extremely well during the fiscal year ended October 31st, 2021. The benchmark MSCI All Country World Index (ex U.S.) was up 29.66% over the period. Despite such impressive returns, the year’s performance was neither placid nor linear. Most of the strong performance occurred in the last two months of 2020 and early in 2021, after approval of Covid-19 vaccines, as the market turned its attention to sectors and regions that would benefit in a scenario where the world recovered from the pandemic. Sectors such as Energy, Financials and Materials were

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

among the best performing areas. With higher relative weights in these areas, International markets outperformed the U.S. market over this period. Unfortunately, by mid-summer the emergence of the Delta variant and its implications for equities caused a reversal in performance with investors looking for safety in U.S. equities and particularly in those that had already done well in the pandemic, such as technology shares. An additional drag on international equities was China, finishing the year down 11%. A regulatory crackdown there impacted some of the largest Chinese companies in the benchmark. Additionally, the Chinese market had performed well in the prior year period, thus entering this fiscal year with elevated valuations. Lastly, the well discussed supply chain tightness and labor shortages seen in the U.S. were mirrored in continental Europe and the UK, acting as a drag on growth.

The CIBC Atlas International Growth Fund performed well in the fiscal year with a return of 25.46%, but failed to keep pace with the benchmark return of 30.22%. On a sector basis, Consumer Staples and Information Technology were the best performing areas, while Consumer Discretionary and Communications Services were the biggest detractors. On a country and regional basis, China and Asia (ex China, Japan, and Hong Kong) were the worst performing geographies, while Europe and the United Kingdom were best. Thematically, the portfolios exposure to Chinese companies impacted by the government’s regulatory actions had a large impact. Additionally, many of the portfolios holdings leveraged to a recovery from the pandemic, such as travel and gaming related companies, acted as a drag on performance.

Looking forward to the next fiscal year, we are encouraged by the solid fundamentals of our portfolio holdings. We believe the aforementioned impacts of China and Covid recovery stocks should turn more favorable, supported by attractive valuations and strong fundamentals. China should remain a contentious region and we maintain an underweight in the country. That said, we believe we own a number of well run companies crucial to their continued growth that can outperform the benchmark. Sentiment over the winter months in the Northern Hemisphere will be tested as Covid cases surge in much of Europe, but as we move into the new year and the benefits of herd immunity and further vaccination continue to advance, we believe our holdings leveraged into a recovery scenario will again drive outperformance. In total, the International Growth portfolio owns extremely high quality, well capitalized companies with excellent management teams. This winning

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

formula should drive above average earnings growth and stock returns over the long run.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. It should not be regarded as investment advice or recommendation of specific securities. Holdings are subject to change. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio. Past performance is not indicative of future results.

Mutual fund investing involves risk, including possible loss of principal. There is no assurance that the Funds will achieve their stated objectives. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities (MBS) are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain MBS. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Income Opportunities Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021 (Unaudited)

Definition of the Comparative Indices

The Russell 3000® Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Bloomberg U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2021 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2021(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Disciplined Equity Fund, Institutional Shares	40.11%	21.19%	19.60%	16.32%	11.42%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%	10.69%

(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund (“AT Disciplined Equity Fund”). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2021 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2021(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Mid Cap Equity Fund, Institutional Shares	39.86%	20.53%	16.85%	13.12%
Russell Mid-Cap Growth Index	39.43%	26.17%	21.90%	15.59%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2021(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Income Opportunities Fund, Institutional Shares	26.51%	14.57%	12.23%	9.23%
60/40 Hybrid of the S&P 500 Index and Bloomberg U.S. Government/Credit Index	24.01%	15.64%	12.82%	10.23%
S&P 500 Index	42.91%	21.48%	18.93%	14.52%
Bloomberg U.S. Government/Credit Index	(0.48)%	6.27%	3.45%	3.41%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2021 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2021(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas All Cap Growth Fund, Institutional Shares	37.35%	25.94%	24.20%	15.40%	11.28%
Russell 3000® Growth Total Return Index	42.81%	28.66%	24.96%	19.08%	13.26%

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2021 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2021(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Equity Income Fund, Institutional Shares	45.57%	22.12%	19.06%	13.43%	13.56%
Russell 1000® Index	43.51%	22.01%	19.16%	16.30%	13.67%

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2021 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2021(1)
	1 year	Annualized Inception to Date
CIBC Atlas International Growth Fund, Institutional Shares	25.46%	12.83%
MSCI ACWI ex-US Index	30.22%	14.04%

(1)	The Fund commenced operations on May 31, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 98.7%	Shares	Value
COMMUNICATION SERVICES — 10.0%
Alphabet, Cl A *	20,201	$59,813,545
Alphabet, Cl C *	24,735	73,349,416
Comcast, Cl A	193,302	9,941,522
T-Mobile US *	236,448	27,198,614
Walt Disney *	67,771	11,458,043

		181,761,140

CONSUMER DISCRETIONARY — 11.6%
Amazon.com *	30,028	101,267,328
Booking Holdings *	9,114	22,062,989
Dollar General	92,057	20,392,467
DR Horton	84,202	7,516,712
Home Depot	125,860	46,787,196
TJX	188,667	12,355,802

		210,382,494

CONSUMER STAPLES — 3.4%
Costco Wholesale	51,670	25,397,872
Mondelez International, Cl A	266,199	16,168,927

PepsiCo	116,527	18,830,763

		60,397,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
ENERGY — 2.2%
Chevron	118,526	$13,570,042
Pioneer Natural Resources	142,481	26,641,097

		40,211,139

FINANCIALS — 14.9%
BlackRock, Cl A	22,216	20,959,907
Blackstone, Cl A	341,434	47,261,294
Charles Schwab	464,514	38,104,084
CME Group, Cl A	58,233	12,843,288
Intercontinental Exchange	145,910	20,202,699
JPMorgan Chase	233,883	39,734,383
PNC Financial Services Group	146,381	30,890,783
S&P Global	68,733	32,590,439
US Bancorp	459,084	27,714,901

		270,301,778

HEALTH CARE — 13.5%
Abbott Laboratories	191,885	24,732,058
AstraZeneca PLC ADR	460,327	28,715,198
Cigna	44,493	9,504,150
Danaher	110,456	34,436,867
Medtronic PLC	181,646	21,772,090
Stryker	63,235	16,824,936
Thermo Fisher Scientific	48,632	30,787,460
UnitedHealth Group	106,008	48,813,504
Zoetis, Cl A	135,832	29,366,878

		244,953,141

INDUSTRIALS — 9.0%
Honeywell International	161,775	35,367,251
Otis Worldwide	277,890	22,317,346
Raytheon Technologies	374,299	33,260,209
Roper Technologies	43,976	21,454,571
Stanley Black & Decker	136,106	24,462,331
Union Pacific	109,730	26,488,822

		163,350,530

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
INFORMATION TECHNOLOGY — 27.1%
Adobe *	53,670	$34,904,821
Analog Devices	138,566	24,039,815
Apple	366,368	54,881,926
Automatic Data Processing	86,092	19,326,793
Cisco Systems	621,649	34,793,695
Fidelity National Information Services	198,158	21,944,017
Fiserv *	184,253	18,147,078
Microsoft	413,472	137,115,585
QUALCOMM	155,492	20,686,656
salesforce.com *	145,027	43,463,142
TE Connectivity	176,256	25,733,376
Visa, Cl A	260,869	55,244,228

		490,281,132

MATERIALS — 3.3%
Ecolab	75,834	16,851,831
Linde PLC	73,193	23,363,206
Martin Marietta Materials	48,520	19,060,597

		59,275,634

REAL ESTATE — 0.9%
American Tower, Cl A ‡	57,529	16,221,452

UTILITIES — 2.8%
American Water Works	100,385	17,485,059
NextEra Energy	388,093	33,115,976

		50,601,035

TOTAL COMMON STOCK (Cost $801,346,417)		1,787,737,037

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2021

CASH EQUIVALENT — 1.3%	Shares	Value
First American Government Obligations Fund, Cl X, 0.010% (A)	24,316,655	$24,316,655

TOTAL CASH EQUIVALENT (Cost $24,316,655)		24,316,655

TOTAL INVESTMENTS — 100.0% (Cost $825,663,072)		$1,812,053,692

Percentages are based on Net Assets of $1,811,973,638.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 96.7%	Shares	Value
COMMUNICATION SERVICES — 0.5%
Liberty Broadband, Cl C *	28,892	$4,693,505

CONSUMER DISCRETIONARY — 14.2%
Aptiv PLC *	76,527	13,230,753
AutoZone*	13,566	24,213,139
Chewy, Cl A *	68,891	5,221,938
Chipotle Mexican Grill, Cl A *	9,709	17,272,602
Domino’s Pizza	19,572	9,570,121
Five Below *	55,759	11,001,251
Floor & Decor Holdings, Cl A *	88,718	12,058,551
Marriott International, Cl A *	61,511	9,842,990
Planet Fitness, Cl A *	114,202	9,084,769
Ross Stores	71,763	8,123,572
Tractor Supply	68,553	14,887,655

		134,507,341

CONSUMER STAPLES — 2.9%
Church & Dwight	94,649	8,268,537
Monster Beverage *	104,176	8,854,960
Sprouts Farmers Market *	212,597	4,706,897

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
CONSUMER STAPLES (continued)
US Foods Holding *	154,296	$5,349,442

		27,179,836

FINANCIALS — 5.4%
Ameriprise Financial	63,065	19,053,828
MSCI, Cl A	27,753	18,452,415
Western Alliance Bancorp	120,311	13,966,904

		51,473,147

HEALTH CARE — 17.1%
Alnylam Pharmaceuticals *	58,508	9,335,536
Avantor *	437,325	17,659,183
Catalent *	76,630	10,564,212
Charles River Laboratories International *	47,047	21,109,048
Edwards Lifesciences *	152,846	18,314,008
Encompass Health	150,154	9,543,788
Exact Sciences *	117,721	11,209,394
GoodRx Holdings, Cl A *	172,418	7,689,843
Humana	22,782	10,551,711
ICON PLC *	30,341	8,700,889
Jazz Pharmaceuticals PLC *	34,633	4,607,574
ResMed	56,851	14,946,696
Tandem Diabetes Care *	69,284	9,445,488
Teleflex	25,267	9,018,803

		162,696,173

INDUSTRIALS — 13.5%
AMETEK	81,394	10,776,566
Cintas	18,847	8,162,636
CoStar Group *	90,090	7,752,244
Howmet Aerospace	124,201	3,687,528
Hubbell, Cl B	36,762	7,329,240
IAA *	126,129	7,523,595
IDEX	51,156	11,385,791
Ingersoll Rand	192,078	10,326,113
Masco	126,958	8,322,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
INDUSTRIALS (continued)
Oshkosh	58,612	$6,271,484
Pentair PLC	62,961	4,657,225
Regal Rexnord	56,604	8,622,427
Roper Technologies	31,688	15,459,625
TransUnion	105,729	12,189,496
Zurn Water Solutions	173,764	6,304,158

		128,770,225

INFORMATION TECHNOLOGY — 37.0%
Amphenol, Cl A	205,659	15,788,441
ANSYS *	43,389	16,469,597
Autodesk *	37,487	11,906,246
Cadence Design Systems *	114,117	19,754,794
CDW	70,210	13,104,696
Dynatrace *	159,060	11,929,500
Enphase Energy *	74,834	17,333,799
Entegris	105,833	14,899,170
EPAM Systems *	50,395	33,927,930
Everbridge *	56,748	9,040,524
FleetCor Technologies *	30,445	7,532,397
Genpact	157,310	7,763,249
Global Payments	96,012	13,728,756
Keysight Technologies *	96,409	17,355,548
KLA	30,341	11,309,911
Marvell Technology	215,807	14,782,779
Microchip Technology	246,874	18,290,895
Palo Alto Networks *	37,931	19,310,293
PTC *	127,683	16,260,430
Skyworks Solutions	51,674	8,636,276
Smartsheet, Cl A *	164,962	11,384,028
Synopsys *	48,774	16,250,521
Twilio, Cl A *	24,853	7,241,170
Varonis Systems, Cl B *	150,167	9,721,812
Wix.com *	41,466	7,711,017

		351,433,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
MATERIALS — 4.1%
Ashland Global Holdings	49,292	$4,732,525
Berry Global Group *	130,893	8,578,727
Crown Holdings	111,425	11,587,086
FMC	84,190	7,662,132
Livent *	232,687	6,566,427

		39,126,897

REAL ESTATE — 2.0%
SBA Communications, Cl A ‡	54,987	18,988,661

TOTAL COMMON STOCK (Cost $500,126,303)		918,869,564

CASH EQUIVALENT — 2.9%
First American Government Obligations Fund, Cl X, 0.010% (A)	27,459,269	27,459,269

TOTAL CASH EQUIVALENT (Cost $27,459,269)		27,459,269

TOTAL INVESTMENTS — 99.6%

(Cost $527,585,572)		$946,328,833

Percentages are based on Net Assets of $950,136,309.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 67.4%	Shares	Value

COMMUNICATION SERVICES — 3.3%
Alphabet, Cl A * (A)	1,500	$4,441,380
Comcast, Cl A (A)	120,235	6,183,686
Meta Platforms, Cl A *	10,600	3,429,842
T-Mobile US * (A)	18,700	2,151,061
Verizon Communications	77,836	4,124,530
Walt Disney * (A)	12,500	2,113,375

		22,443,874

CONSUMER DISCRETIONARY — 6.7%
Amazon.com * (A)	5,318	17,934,583
Home Depot	38,770	14,412,360
Service International	72,378	4,957,169
Vail Resorts	11,015	3,796,980
VF	54,419	3,966,057

		45,067,149

CONSUMER STAPLES — 3.5%
Costco Wholesale	13,400	6,586,636
PepsiCo	62,156	10,044,410
Procter & Gamble	45,500	6,506,045

		23,137,091

ENERGY — 2.4%
Chevron	76,898	8,804,052

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value

ENERGY (continued)
Pioneer Natural Resources	39,950	$7,469,851

		16,273,903

FINANCIALS — 10.2%
Ares Capital	323,822	6,942,744
Ares Management, Cl A	87,600	7,423,224
CME Group, Cl A	28,884	6,370,366
Golub Capital BDC	401,500	6,375,820
Hannon Armstrong Sustainable Infrastructure Capital ‡	88,290	5,332,716
JPMorgan Chase	97,516	16,566,993
S&P Global	18,100	8,582,296
US Bancorp	184,982	11,167,363

		68,761,522

HEALTH CARE — 4.2%
Johnson & Johnson	50,535	8,231,141
Novartis ADR	67,188	5,560,479
UnitedHealth Group	31,678	14,586,768

		28,378,388

INDUSTRIALS — 8.0%
IDEX	33,000	7,344,810
Lockheed Martin	31,914	10,605,660
Republic Services, Cl A	71,900	9,677,740
Triton International	97,503	6,063,712
Union Pacific	45,372	10,952,801
United Parcel Service, Cl B	41,892	8,942,685

		53,587,408

INFORMATION TECHNOLOGY — 20.4%
Apple	175,040	26,220,992
Automatic Data Processing	47,897	10,752,398
Broadcom	23,864	12,687,773
Cisco Systems	181,724	10,171,092
Fidelity National Information Services	37,000	4,097,380
Microchip Technology	139,186	10,312,291
Microsoft	119,583	39,656,114
PayPal Holdings * (A)	12,000	2,791,080
QUALCOMM	71,415	9,501,052
salesforce.com * (A)	11,000	3,296,590
Visa, Cl A	35,487	7,515,082

		137,001,844

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value

MATERIALS — 2.2%
Linde PLC	46,286	$14,774,491

REAL ESTATE — 3.3%
Americold Realty Trust ‡	121,700	3,586,499
Crown Castle International ‡	32,528	5,864,798
Invitation Homes ‡	80,007	3,300,289
MGM Growth Properties, Cl A ‡	153,842	6,058,298
Weyerhaeuser ‡	84,084	3,003,481

		21,813,365

UTILITIES — 3.2%
American Water Works	34,776	6,057,283
NextEra Energy	118,160	10,082,593
Xcel Energy	84,225	5,440,093

		21,579,969

TOTAL COMMON STOCK (Cost $269,565,753)		452,819,004

CORPORATE OBLIGATIONS — 19.1%	Face Amount
COMMUNICATION SERVICES — 3.8%
AT&T 3.600%, 07/15/25	$3,500,000	3,766,252
Comcast 2.937%, 11/01/56(B)	6,111,000	5,892,278
Diamond Sports Group 5.375%, 08/15/26(B)	4,500,000	2,542,500
Discovery Communications 3.800%, 03/13/24	3,150,000	3,340,765
Level 3 Financing 5.250%, 03/15/26	2,000,000	2,061,400
T-Mobile USA 3.500%, 04/15/31	5,000,000	5,174,500
Verizon Communications 2.355%, 03/15/32(B)	2,441,000	2,404,587

		25,182,282

CONSUMER DISCRETIONARY — 1.8%
Amazon.com 3.150%, 08/22/27	3,300,000	3,573,915
Ford Motor Credit 3.350%, 11/01/22	5,000,000	5,076,000
Meritage Homes 3.875%, 04/15/29(B)	2,000,000	2,072,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

CORPORATE OBLIGATIONS (continued)	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Newell Brands 4.350%, 04/01/23	$349,000	$363,463
Tenneco 5.375%, 12/15/24	630,000	624,330

		11,710,208

ENERGY — 2.3%
Cheniere Energy Partners 4.500%, 10/01/29	5,000,000	5,338,400
DCP Midstream Operating 6.750%, 09/15/37(B)	1,500,000	2,005,635
GasLog 8.875%, 03/22/22	2,550,000	2,579,325
Kinder Morgan MTN 7.800%, 08/01/31	1,400,000	1,966,735
Sabine Pass Liquefaction 5.750%, 05/15/24	1,250,000	1,376,217
5.625%, 03/01/25	2,000,000	2,245,674

		15,511,986

FINANCIALS — 5.1%
Ally Financial 4.125%, 02/13/22	4,250,000	4,294,159
Ares Capital 3.875%, 01/15/26	5,000,000	5,303,606
Bank of America 5.200%, VAR ICE LIBOR USD 3 Month + 3.135%(C)	2,000,000	2,052,500
3.950%, 04/21/25	5,750,000	6,208,911
Goldman Sachs Group MTN 1.886%, VAR ICE LIBOR USD 3 Month + 1.750%, 10/28/27	3,000,000	3,148,717
JPMorgan Chase 6.000%, VAR ICE LIBOR USD 3 Month + 3.300%(C)	1,500,000	1,566,750
5.000%, VAR United States Secured Overnight Financing Rate + 3.380%(C)	2,000,000	2,070,000
4.625%, VAR ICE LIBOR USD 3 Month + 2.580%(C)	1,000,000	1,007,500
OneMain Finance 3.500%, 01/15/27	3,000,000	2,932,500
PNC Financial Services Group 3.810%, VAR ICE LIBOR USD 3 Month + 3.678%(C)	2,500,000	2,514,998
Wells Fargo MTN 4.100%, 06/03/26	3,000,000	3,289,582

		34,389,223

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

CORPORATE OBLIGATIONS (continued)	Face Amount	Value

HEALTH CARE — 1.6%
AbbVie 4.250%, 11/21/49	$3,500,000	$4,209,161
Fresenius US Finance II 4.500%, 01/15/23(B)	2,000,000	2,070,630
HCA 5.375%, 02/01/25	3,050,000	3,393,125
5.000%, 03/15/24	1,250,000	1,360,456

		11,033,372

INDUSTRIALS — 0.9%
Northrop Grumman 4.030%, 10/15/47	2,000,000	2,398,194
Quanta Services 2.900%, 10/01/30	3,750,000	3,873,460

		6,271,654

INFORMATION TECHNOLOGY — 2.7%
Apple 3.850%, 08/04/46	3,000,000	3,575,215
Broadcom 3.469%, 04/15/34(B)	2,500,000	2,579,200
CommScope Technologies 6.000%, 06/15/25(B)	1,734,000	1,716,365
Kyndryl Holdings 2.050%, 10/15/26(B)	1,000,000	989,144
NXP BV / NXP Funding 4.625%, 06/01/23(B)	1,295,000	1,370,369
salesforce.com 3.700%, 04/11/28	3,000,000	3,354,088
Western Union 2.850%, 01/10/25	4,500,000	4,684,008

		18,268,389

MATERIALS — 0.3%
NOVA Chemicals 5.000%, 05/01/25(B)	2,000,000	2,107,500

REAL ESTATE — 0.6%
Boston Properties 2.750%, 10/01/26	1,000,000	1,045,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
REAL ESTATE (continued)
Equinix Inc. 3.000%, 07/15/50	$3,000,000	$2,929,562

		3,974,741

TOTAL CORPORATE OBLIGATIONS (Cost $125,338,522)		128,449,355

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds 3.000%, 02/15/48	8,000,000	9,739,375
2.500%, 02/15/45	6,000,000	6,570,469

		16,309,844

U.S. Treasury Inflation Protected Securities 0.500%, 01/15/28	16,635,900	18,706,289

U.S. Treasury Notes 2.000%, 08/15/25	1,500,000	1,556,777
1.625%, 05/15/31	3,000,000	3,021,094

		4,577,871

TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,850,513)		39,594,004

EXCHANGE TRADED FUNDS — 3.5%	Shares
Invesco Senior Loan ETF	510,600	11,274,048
iShares National Muni Bond ETF	53,290	6,178,443
Nuveen AMT-Free Quality Municipal Income Fund, Cl Institutional	409,191	6,211,519

TOTAL EXCHANGE TRADED FUNDS (Cost $22,374,114)		23,664,010

PREFERRED STOCK — 0.6%
FINANCIALS — 0.4%
Wells Fargo, 7.500% *	1,700	2,583,949

REAL ESTATE — 0.2%
Public Storage, 4.900% ‡	50,000	1,267,000

TOTAL PREFERRED STOCK (Cost $3,142,538)		3,850,949

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

MUNICIPAL BOND — 0.4%	Face Amount	Value
Metropolitan Transportation Authority, Ser B-1, RB 5.000%, 05/15/22	$3,000,000	$3,075,207

TOTAL MUNICIPAL BOND (Cost $3,032,597)		3,075,207

CASH EQUIVALENT — 2.9%	Shares
First American Government Obligations Fund, Cl X, 0.010% (D)	19,449,603	19,449,603

TOTAL CASH EQUIVALENT (Cost $19,449,603)		19,449,603

TOTAL INVESTMENTS — 99.8% (Cost $477,753,640)		$670,902,132

WRITTEN OPTIONS — (0.1%)*(E)	Contracts	Value
TOTAL WRITTEN OPTIONS — (0.1%) (Premiums Received $380,052)	(1,810)	$(340,849)

A list of the exchange traded option contracts held by the Fund at October 31, 2021, is as follows:

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1%)
Call Options
Amazon.com*	(53)	$(17,873,879)	$3,800	11/20/21	$(18,020)
Comcast*	(1,200)	(6,171,600)	58	11/20/21	(10,800)
Google*	(15)	(4,441,380)	3,000	11/20/21	(65,700)
PayPal Holdings*	(120)	(2,791,080)	290	11/20/21	(6,360)
salesforce.com*	(110)	(3,296,590)	280	11/20/21	(234,850)
T Mobile US*	(187)	(2,151,061)	140	11/20/21	(2,244)
Walt Disney*	(125)	(2,113,375)	200	11/20/21	(2,875)

Total Written Options		$(38,838,965)			$(340,849)

Percentages are based on Net Assets of $672,173,032.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security, or portion thereof, has been pledged as collateral on written equity options.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2021 was $25,750,708 which represents 3.8% of Net Assets.

(C)	Perpetual security with no stated maturity date.
(D)	The rate reported is the 7-day effective yield as of October 31, 2021.
(E)	Refer to table below for details on Options Contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2021

ADR — American Depositary Receipt

BDC — Business Development Company

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2021, when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$452,819,004	$—	$—	$452,819,004
Corporate Obligations	—	128,449,355	—	128,449,355
U.S. Treasury Obligations	—	39,594,004	—	39,594,004
Exchange Traded Funds	23,664,010	—	—	23,664,010
Preferred Stock	3,850,949	—	—	3,850,949
Municipal Bond	—	3,075,207	—	3,075,207
Cash Equivalent	19,449,603	—	—	19,449,603

Total Investments in Securities	$499,783,566	$171,118,566	$—	$670,902,132

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(340,849)	$—	$—	$(340,849)
Total Other Financial

Instruments	$(340,849)	$—	$—	$(340,849)

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 99.1%	Shares	Value

COMMUNICATION SERVICES — 1.5%
Alphabet, Cl A *	1,532	$4,536,129

CONSUMER DISCRETIONARY — 9.2%
Amazon.com *	4,664	15,729,014
Chipotle Mexican Grill, Cl A *	4,871	8,665,655
Target	17,129	4,447,031

		28,841,700

FINANCIALS — 17.5%
Blackstone, Cl A	124,540	17,238,827
Brown & Brown	96,199	6,071,119
Charles Schwab	45,551	3,736,549
Goldman Sachs Group	29,061	12,012,364
KKR	19,850	1,581,450
S&P Global	24,669	11,697,053
SVB Financial Group *	3,256	2,335,854

		54,673,216

HEALTH CARE — 16.2%
Bio-Techne	9,385	4,914,455
Danaher	21,494	6,701,184
Edwards Lifesciences *	77,383	9,272,031

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
HEALTH CARE (continued)
IDEXX Laboratories *	14,650	$9,758,951
Intuitive Surgical *	28,990	10,469,159
Teleflex	9,365	3,342,743
Zoetis, Cl A	27,528	5,951,554

		50,410,077
INDUSTRIALS — 18.5%
Cintas	10,877	4,710,829
CoStar Group *	77,026	6,628,087
GXO Logistics *	83,770	7,438,776
Middleby *	40,831	7,449,207
Robert Half International	84,096	9,508,735
Roper Technologies	14,047	6,853,110
Trex *	79,203	8,427,199
United Rentals *	17,781	6,740,955

		57,756,898
INFORMATION TECHNOLOGY — 29.9%
Adobe *	11,290	7,342,564
Amphenol, Cl A	27,292	2,095,207
Apple	15,326	2,295,835
ASML Holding, Cl G	7,275	5,913,702
CDW	20,593	3,843,683
Entegris	62,618	8,815,362
EPAM Systems *	12,432	8,369,720
Marvell Technology	31,649	2,167,957
Mastercard, Cl A	23,842	7,999,468
Microsoft	25,875	8,580,668
Monolithic Power Systems	6,090	3,200,051
NVIDIA	58,272	14,898,402
Palo Alto Networks *	16,869	8,587,839
PayPal Holdings *	27,271	6,342,962
Tyler Technologies *	5,045	2,740,545

		93,193,965

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2021

COMMON STOCK** (continued)	Shares	Value
MATERIALS — 6.3%
Ecolab	11,629	$2,584,196
Martin Marietta Materials	19,377	7,612,061
Sherwin-Williams	29,925	9,474,554

		19,670,811

TOTAL COMMON STOCK (Cost $166,201,003)		309,082,796

CASH EQUIVALENT — 0.9%
First American Government Obligations Fund, Cl X, 0.010% (A)	2,954,103	2,954,103

TOTAL CASH EQUIVALENT (Cost $2,954,103)		2,954,103

TOTAL INVESTMENTS — 100.0% (Cost $169,155,106)		$312,036,899

Percentages are based on Net Assets of $312,118,837.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October, 31 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.9%	Shares	Value
COMMUNICATION SERVICES — 1.6%
Comcast, Cl A	69,588	$3,578,911

CONSUMER DISCRETIONARY — 6.6%
Home Depot	15,042	5,591,713
McDonald’s	6,898	1,693,804
Starbucks	29,477	3,126,625
Target	15,793	4,100,179

		14,512,321
ENERGY — 6.0%
Enterprise Products Partners (A)	363,469	8,243,477
Magellan Midstream Partners (A)	99,385	4,869,865

		13,113,342
FINANCIALS — 23.2%
AllianceBernstein Holding (A)	30,126	1,698,805
Blackstone, Cl A	126,018	17,443,412
Brookfield Asset Management, Cl A	78,993	4,770,387
Charles Schwab	64,188	5,265,342
CME Group, Cl A	29,670	6,543,718
Goldman Sachs Group	8,960	3,703,616
JPMorgan Chase	51,181	8,695,140

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value
FINANCIALS (continued)
Morgan Stanley	28,427	$2,921,727

		51,042,147
HEALTH CARE — 13.0%
Abbott Laboratories	67,811	8,740,160
AbbVie	16,920	1,940,216
Anthem	19,205	8,356,672
AstraZeneca PLC ADR	95,070	5,930,466
Johnson & Johnson	11,969	1,949,511
Merck	20,193	1,777,994

		28,695,019
INDUSTRIALS — 9.9%
Fastenal	58,903	3,362,184
Honeywell International	6,169	1,348,667
L3Harris Technologies	10,591	2,441,649
Robert Half International	72,671	8,216,910
Union Pacific	14,368	3,468,435
Waste Management	18,079	2,896,798

		21,734,643
INFORMATION TECHNOLOGY — 18.3%
Accenture PLC, Cl A	9,907	3,554,533
Apple	59,968	8,983,206
Broadridge Financial Solutions	24,001	4,282,018
Microchip Technology	52,860	3,916,397
Microsoft	40,559	13,450,176
Texas Instruments	32,548	6,102,099

		40,288,429
REAL ESTATE — 13.4%
American Tower, Cl A ‡	29,118	8,210,402
Camden Property Trust ‡	21,925	3,575,967
CyrusOne ‡	31,678	2,598,230
Equinix ‡	6,182	5,174,767
Prologis ‡	23,662	3,430,044

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value
REAL ESTATE (continued)
VICI Properties ‡	222,121	$6,519,251

		29,508,661
UTILITIES — 5.9%
Brookfield Infrastructure Partners (A)	92,458	5,439,304
Brookfield Renewable Partners (A)	78,358	3,142,156
NextEra Energy Partners	52,092	4,495,540

		13,077,000
TOTAL COMMON STOCK (Cost $114,995,669)		215,550,473

CASH EQUIVALENT — 2.6%
First American Government Obligations Fund, Cl X, 0.010% (B)	5,818,300	5,818,300

TOTAL CASH EQUIVALENT (Cost $5,818,300)		5,818,300

TOTAL INVESTMENTS — 100.5% (Cost $120,813,969)		$221,368,773

Percentages are based on Net Assets of $220,297,658.

‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnerships. At October 31, 2021, these securities amounted to $23,393,607 or 10.6% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of October 31, 2021.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3. For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%	Shares	Value
ARGENTINA — 1.1%
MercadoLibre *	2,948	$4,366,047

AUSTRALIA — 2.6%
BHP Group	386,330	10,630,723

CANADA — 5.0%
Brookfield Asset Management, Cl A	107,345	6,482,564
Canadian National Railway	50,616	6,727,373
Ritchie Bros Auctioneers	111,177	7,598,948

		20,808,885

CHINA — 7.7%
Alibaba Group Holding ADR *	55,801	9,203,817
Tencent Holdings	219,000	13,538,847
Yum China Holdings	159,463	9,102,148

		31,844,812

DENMARK — 2.0%
Vestas Wind Systems	187,830	8,123,246

FRANCE — 6.5%
Air Liquide	51,227	8,541,682

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value
FRANCE (continued)
LVMH Moet Hennessy Louis Vuitton	14,460	$11,319,938
Ubisoft Entertainment *	135,292	7,073,877

		26,935,497

GERMANY — 6.1%
Continental	71,739	8,419,101
Siemens	50,954	8,262,906
Symrise, Cl A	63,680	8,800,583

		25,482,590

HONG KONG — 2.4%

AIA Group	899,900	10,160,814

INDIA — 2.8%

HDFC Bank ADR	163,694	11,771,235

IRELAND — 2.3%

ICON PLC *	33,555	9,622,567

JAPAN — 12.9%
Daikin Industries	45,000	9,827,155
FANUC	29,000	5,676,596
Nidec	86,500	9,539,855
Seven & i Holdings	128,000	5,370,441
Sony Group	76,500	8,819,566
Sysmex	80,000	9,875,850
Tokio Marine Holdings	85,000	4,473,174

		53,582,637

MEXICO — 1.1%

Fomento Economico Mexicano ADR	53,185	4,371,275

NETHERLANDS — 3.1%

ASML Holding	16,092	13,030,976

NORWAY — 1.5%

Equinor	248,006	6,275,084

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value
SINGAPORE — 1.7%

DBS Group Holdings	310,000	$7,248,276

SOUTH KOREA — 1.0%

Coupang, Cl A *	146,288	4,353,531

SPAIN — 4.9%
Amadeus IT Group	151,114	10,103,964
Banco Santander	2,696,455	10,213,207

		20,317,171

SWEDEN — 3.4%
Assa Abloy, Cl B	259,480	7,598,884
Hexagon, Cl B	395,623	6,357,240

		13,956,124

SWITZERLAND — 9.2%
Alcon	98,078	8,104,611
Chubb	43,277	8,455,460
Julius Baer Group	130,674	9,445,178
Novartis	86,099	7,112,853
Temenos	33,220	5,074,069

		38,192,171

TAIWAN — 1.8%

Taiwan Semiconductor Manufacturing ADR	67,100	7,629,270

UNITED KINGDOM — 16.6%
AstraZeneca PLC	66,766	8,309,429
BAE Systems PLC	1,158,137	8,745,860
Compass Group PLC	363,246	7,705,369
Diageo PLC	189,289	9,408,754
InterContinental Hotels Group PLC *	121,734	8,526,545
Lloyds Banking Group PLC	16,695,916	11,474,872
London Stock Exchange Group PLC	75,140	7,301,136
Royal Dutch Shell PLC, Cl B	320,907	7,400,141

		68,872,106

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2021

COMMON STOCK (continued)	Shares	Value
UNITED STATES — 2.5%
Euronet Worldwide *	57,879	$6,493,445
Las Vegas Sands *	99,522	3,862,449

		10,355,894
TOTAL COMMON STOCK (Cost $352,277,011)		407,930,931

CASH EQUIVALENT — 1.6%
First American Government Obligations Fund, Cl X, 0.010% (A)	6,594,621	6,594,621

TOTAL CASH EQUIVALENT

(Cost $6,594,621)		6,594,621

TOTAL INVESTMENTS — 99.8%
(Cost $358,871,632)		$414,525,552

Percentages are based on Net Assets of $415,395,025.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Assets:
Investments at Value (Cost $825,663,072, $527,585,572 and $477,753,640, respectively)	$1,812,053,692	$946,328,833	$670,902,132
Dividends and Interest Receivable	950,707	19,164	1,562,325
Receivable for Capital Shares Sold	254,594	331,970	248,000
Receivable for Investment Securities Sold .	–	4,143,492	–
Cash Collateral Held at Prime Broker for Written Options	–	–	93,140
Reclaim Receivable	22,887	2,518	114,324
Prepaid Expenses	8,055	13,498	13,893

Total Assets	1,813,289,935	950,839,475	672,933,814

Liabilities:
Written Equity Options, at value (Premiums Received $—, $— and $(380,052), respectively)	–	–	340,849
Payable for Investment Securities Purchased	–	–	639
Payable for Capital Shares Redeemed	206,751	25,000	10,348
Payable Due to Adviser	962,750	586,528	334,816
Payable Due to Administrator	67,627	35,426	25,278
Chief Compliance Officer Fees Payable	3,313	1,736	1,242
Payable Due to Trustees	34	18	13
Other Accrued Expenses	75,822	54,458	47,597

Total Liabilities	1,316,297	703,166	760,782

Net Assets	$1,811,973,638	$950,136,309	$672,173,032

Net Assets Consist of:
Paid-in Capital	$706,186,607	$444,154,011	$464,627,623
Total Distributable Earnings	1,105,787,031	505,982,298	207,545,409

Net Assets	$1,811,973,638	$950,136,309	$672,173,032

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	56,000,478	40,156,634	42,504,558

Net Asset Value, Offering and Redemption Price Per Share	$32.36	$23.66	$15.81

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Assets:
Investments at Value (Cost $169,155,106, $120,813,969 and $358,871,632, respectively)	$312,036,899	$221,368,773	$414,525,552
Receivable for Investment Securities Sold .	1,776,958	1,509,068	–
Receivable for Capital Shares Sold	587,875	325,811	957,025
Dividends and Interest Receivable	157,523	484,782	518,724
Reclaim Receivable	4,428	16,522	317,838
Prepaid Expenses	15,682	8,765	12,994

Total Assets	314,579,365	223,713,721	416,332,133

Liabilities:
Payable for Investment Securities Purchased	2,197,711	3,207,480	529,765
Payable for Capital Shares Redeemed	4,265	19,078	37,442
Payable Due to Adviser	206,154	143,034	283,063
Payable Due to Administrator	11,389	8,099	15,637
Chief Compliance Officer Fees Payable	553	392	755
Payable Due to Trustees	6	4	8
Other Accrued Expenses	40,450	37,976	70,438

Total Liabilities	2,460,528	3,416,063	937,108

Net Assets	$312,118,837	$220,297,658	$415,395,025

Net Assets Consist of:
Paid-in Capital	$138,132,811	$109,950,110	$352,252,264
Total Distributable Earnings	173,986,026	110,347,548	63,142,761

Net Assets	$312,118,837	$220,297,658	$415,395,025

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,245,013	3,734,472	31,147,856

Net Asset Value, Offering and Redemption Price Per Share	$43.08	$58.99	$13.34

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Investment Income:
Dividends	$20,253,016	$3,643,170	$8,858,409
Interest	—	—	5,971,948
Less: Foreign Taxes Withheld	(5,722)	—	—

Total Investment Income	20,247,294	3,643,170	14,830,357

Expenses:
Investment Advisory Fees	10,439,162	6,527,657	3,617,428
Administration Fees	756,576	408,443	282,805
Trustees’ Fees	38,251	20,771	14,432
Chief Compliance Officer Fees	7,693	4,825	3,874
Transfer Agent Fees	84,218	57,641	48,104
Custodian Fees	66,281	36,574	25,744
Legal Fees	46,534	25,190	17,451
Printing Fees	36,919	20,091	13,653
Registration and Filing Fees	35,593	30,919	33,667
Audit Fees	24,070	24,070	24,070
Other Expenses	54,008	31,486	28,788

Total Expenses	11,589,305	7,187,667	4,110,016
Less:
Fees Paid Indirectly (Note 4)	(47)	(16)	(12)

Net Expenses	11,589,258	7,187,651	4,110,004

Net Investment Income (Loss)	8,658,036	(3,544,481)	10,720,353

Net Realized Gain on Investments	114,823,721	91,701,199	21,608,040
Net Realized Gain on Written Equity Options	—	—	1,932,621
Net Change in Unrealized Appreciation on Investments .	401,043,394	190,599,959	102,877,450
Net Change in Unrealized Depreciation on Written Equity Options	—	—	(222,695)

Net Realized and Unrealized Gain on Investments and Written Equity Options	515,867,115	282,301,158	126,195,416

Net Increase in Net Assets Resulting from Operations	$524,525,151	$278,756,677	$136,915,769

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Investment Income:
Dividends	$1,522,935	$3,164,747	$5,033,871
Less: Foreign Taxes Withheld	(5,363)	(34,049)	(249,292)

Total Investment Income	1,517,572	3,130,698	4,784,579

Expenses:
Investment Advisory Fees	2,133,029	1,422,619	2,678,488
Administration Fees	121,906	83,277	152,789
Trustees’ Fees	6,001	4,049	6,966
Chief Compliance Officer Fees	2,569	2,280	6,605
Transfer Agent Fees	36,292	33,172	38,174
Registration and Filing Fees	29,933	28,281	44,738
Audit Fees	24,070	24,070	24,070
Custodian Fees	11,393	8,058	82,814
Printing Fees	8,564	6,049	9,796
Legal Fees	7,509	5,070	8,927
Other Expenses	10,676	8,278	12,674

Total Expenses	2,391,942	1,625,203	3,066,041
Advisory Waiver Recapture (Note 5)	97,884	63,047	—
Less:
Fees Paid Indirectly (Note 4)	(53)	(40)	(11)

Net Expenses	2,489,773	1,688,210	3,066,030

Net Investment Income (Loss)	(972,201)	1,442,488	1,718,549

Net Realized Gain on Investments	32,027,604	12,381,955	7,713,355
Net Realized Loss on Foreign Currency Transactions	—	—	(259,165)
Net Change in Unrealized Appreciation on Investments .	50,384,508	49,658,907	43,515,718
Net Change in Unrealized Depreciation on Foreign Currency Translation	—	—	(4,369)

Net Realized and Unrealized Gain on Investments and Written Equity Options	82,412,112	62,040,862	50,965,539

Net Increase in Net Assets Resulting from Operations	$81,439,911	$63,483,350	$52,684,088

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$8,658,036	$9,234,203
Net Realized Gain on Investments	114,823,721	27,492,075
Net Change in Unrealized Appreciation on Investments .	401,043,394	91,738,969

Net Increase in Net Assets Resulting from Operations	524,525,151	128,465,247

Distributions:
Institutional Shares	(37,172,161)	(25,832,613)

Total Distributions	(37,172,161)	(25,832,613)

Capital Share Transactions:
Institutional Shares
Issued	123,171,600	153,443,384
Reinvestment of Dividends and Distributions	37,070,096	22,044,545
Redeemed	(155,211,931)	(148,807,314)

Net Increase in Net Assets from Capital Share Transactions	5,029,765	26,680,615

Total Increase in Net Assets	492,382,755	129,313,249

Net Assets:
Beginning of Year	1,319,590,883	1,190,277,634

End of Year	$1,811,973,638	$1,319,590,883

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Loss	$(3,544,481)	$(1,018,497)
Net Realized Gain on Investments	91,701,199	28,811,222
Net Change in Unrealized Appreciation on Investments .	190,599,959	10,975,781

Net Increase in Net Assets Resulting from Operations	278,756,677	38,768,506

Distributions:
Institutional Shares	(20,474,222)	–

Total Distributions	(20,474,222)	–

Capital Share Transactions:
Institutional Shares
Issued	67,006,913	87,317,546
Reinvestment of Dividends and Distributions	20,411,779	–
Redeemed	(110,460,076)	(138,469,185)

Net Decrease in Net Assets from Capital Share Transactions	(23,041,384)	(51,151,639)

Total Increase (Decrease) in Net Assets	235,241,071	(12,383,133)

Net Assets:
Beginning of Year	714,895,238	727,278,371

End of Year	$950,136,309	$714,895,238

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$10,720,353	$10,150,198
Net Realized Gain (Loss) on Investments and Written Equity Options	23,540,661	(8,173,197)
Net Change in Unrealized Appreciation on Investments and Written Equity Options	102,654,755	17,162,709

Net Increase in Net Assets Resulting from Operations	136,915,769	19,139,710

Distributions:
Institutional Shares	(10,716,781)	(10,806,204)

Total Distributions	(10,716,781)	(10,806,204)

Capital Share Transactions:
Institutional Shares
Issued	83,020,172	96,116,892
Reinvestment of Dividends and Distributions	10,677,794	9,120,193
Redeemed	(55,827,996)	(77,343,848)

Net Increase in Net Assets from Capital Share Transactions	37,869,970	27,893,237

Total Increase in Net Assets	164,068,958	36,226,743

Net Assets:
Beginning of Year	508,104,074	471,877,331

End of Year	$672,173,032	$508,104,074

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Loss	$(972,201)	$(1,256,313)
Net Realized Gain on Investments	32,027,604	17,165,530
Net Change in Unrealized Appreciation on Investments .	50,384,508	19,701,491

Net Increase in Net Assets Resulting from Operations	81,439,911	35,610,708

Distributions:
Institutional Shares	(17,178,258)	(17,870,735)

Total Distributions	(17,178,258)	(17,870,735)

Capital Share Transactions:
Institutional Shares
Issued	47,039,684	35,489,834
Reinvestment of Dividends and Distributions	17,100,739	17,820,980
Redeemed	(26,541,298)	(46,800,837)

Net Increase in Net Assets from Capital Share Transactions	37,599,125	6,509,977

Total Increase in Net Assets	101,860,778	24,249,950

Net Assets:
Beginning of Year	210,258,059	186,008,109

End of Year	$312,118,837	$210,258,059

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$1,442,488	$988,943
Net Realized Gain on Investments	12,381,955	7,979,162
Net Change in Unrealized Appreciation (Depreciation) on Investments	49,658,907	(6,337,521)

Net Increase in Net Assets Resulting from Operations	63,483,350	2,630,584

Distributions
Institutional Shares	(10,141,070)	(5,530,572)

Total Distributions	(10,141,070)	(5,530,572)

Capital Share Transactions:
Institutional Shares
Issued	36,163,192	17,399,703
Reinvestment of Dividends and Distributions	10,050,215	5,510,182
Redeemed	(12,817,680)	(22,644,686)

Net Increase in Net Assets from Capital Share Transactions	33,395,727	265,199

Total Increase (Decrease) in Net Assets	86,738,007	(2,634,789)

Net Assets:
Beginning of Year	133,559,651	136,194,440

End of Year	$220,297,658	$133,559,651

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas International Growth Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$1,718,549	$752,728
Net Realized Gain (Loss) on Investments	7,454,190	(1,686,035)
Net Change in Unrealized Appreciation on Investments .	43,511,349	10,785,651

Net Increase in Net Assets Resulting from Operations	52,684,088	9,852,344

Distributions:
Institutional Shares	(672,201)	(80,380)

Total Distributions	(672,201)	(80,380)

Capital Share Transactions:
Institutional Shares
Issued	182,198,114	159,115,033
Reinvestment of Dividends and Distributions	502,824	71,148
Redeemed	(16,841,559)	(25,345,563)

Net Increase in Net Assets from Capital Share Transactions	165,859,379	133,840,618

Total Increase in Net Assets	217,871,266	143,612,582

Net Assets:
Beginning of Year	197,523,759	53,911,177

End of Year	$415,395,025	$197,523,759

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2021	2020	2019	2018(1)	2017

Net Asset Value, Beginning of Year	$23.69	$21.81	$20.76	$18.76	$15.73

Income from Investment Operations:
Net Investment Income*	0.15	0.17	0.34	0.16	0.16
Net Realized and Unrealized Gain	9.19	2.18	2.29	2.36	3.11

Total from Investment Operations	9.34	2.35	2.63	2.52	3.27

Dividends and Distributions:
Net Investment Income	(0.16)	(0.18)	(0.32)	(0.16)	(0.15)
Net Realized Gains	(0.51)	(0.29)	(1.26)	(0.36)	(0.09)

Total Dividends and Distributions	(0.67)	(0.47)	(1.58)	(0.52)	(0.24)

Net Asset Value, End of Year	$32.36	$23.69	$21.81	$20.76	$18.76

Total Return †	40.11%	10.89%	14.55%	13.61%	21.02%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,811,974	$1,319,591	$1,190,278	$1,007,224	$898,378
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.74%	0.75%	0.76%	0.78%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.74%	0.75%	0.76%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.74%	1.68%	0.78%	0.89%
Portfolio Turnover Rate	19%	19%	13%	19%	17%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2021	2020	2019	2018(1)	2017
Net Asset Value, Beginning of Year	$17.34	$16.27	$13.85	$13.28	$11.28

Income from Investment Operations:
Net Investment Loss*	(0.09)	(0.02)	(0.01)	(0.02)	(0.02)
Net Realized and Unrealized Gain	6.91	1.09	2.43	0.59	2.17

Total from Investment Operations	6.82	1.07	2.42	0.57	2.15

Dividends and Distributions:
Net Realized Gains	(0.50)	—	—	—	(0.15)

Return of Capital	—	—	—	—	— (2)

Total Dividends and Distributions	(0.50)	—	—	—	(0.15)

Net Asset Value, End of Year	$23.66	$17.34	$16.27	$13.85	$13.28

Total Return †	39.86%	6.58%	17.47%	4.29%	19.28%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$950,136	$714,895	$727,278	$607,572	$522,472
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.84%	0.84%	0.85%	0.87%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.84%	0.84%	0.85%	0.87%
Ratio of Net Investment Income to Average Net Assets	(0.41)%	(0.14)%	(0.09)%	(0.16)%	(0.20)%
Portfolio Turnover Rate	26%	25%	18%	9%	17%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.
(2)	Value is less than $0.01 per share.
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2021	2020	2019	2018(1)	2017
Net Asset Value, Beginning of Year	$12.72	$12.38	$11.26	$11.04	$10.00

Income from Investment Operations:
Net Investment Income*	0.26	0.26	0.29	0.28	0.27
Net Realized and Unrealized Gain	3.09	0.35	1.16	0.23	1.04

Total from Investment Operations	3.35	0.61	1.45	0.51	1.31

Dividends and Distributions:
Net Investment Income	(0.26)	(0.27)	(0.28)	(0.29)	(0.27)
Net Realized Gains	—	—	(0.05)	—	—

Total Dividends and Distributions	(0.26)	(0.27)	(0.33)	(0.29)	(0.27)

Net Asset Value, End of Year	$15.81	$12.72	$12.38	$11.26	$11.04

Total Return †	26.51%	5.07%	13.14%	4.60%	13.20%

Ratios and Supplemental Data Net Assets, End of Year (Thousands)	$672,173	$508,104	$471,877	$329,434	$322,712
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.68%	0.69%	0.70%	0.71%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.68%	0.69%	0.70%	0.71%	0.73%
Ratio of Net Investment Income to Average Net Assets	1.78%	2.06%	2.45%	2.49%	2.54%
Portfolio Turnover Rate	19%	21%	15%	25%	17%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements
*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,			Period Ended		Year Ended August 31,
				October 31,
Institutional Class	2021	2020	2019	2018(1)		2018(2)	2017
Net Asset Value, Beginning of Year/ Period	$33.85	$30.40	$30.98	$34.57		$28.28	$26.32

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.14)	(0.20)	(0.21)	(0.05)		(0.22)	(0.17)
Net Realized and Unrealized Gain (Loss)	12.12	6.59	4.40	(3.54)		9.56	3.99

Total from Investment Operations	11.98	6.39	4.19	(3.59)		9.34	3.82

Dividends and Distributions:
Net Realized Gains	(2.75)	(2.94)	(4.77)	—		(3.05)	(1.86)

Total Dividends and Distributions	(2.75)	(2.94)	(4.77)	—		(3.05)	(1.86)

Redemption Fees ( Note 2)	—	—	—	—		0.00 (3)	0.00 (3)

Net Asset Value, End of Year/Period	$43.08	$33.85	$30.40	$30.98		$34.57	$28.28

Total Return †	37.35%	22.71%	18.51%	(10.38)%		35.54%	15.94%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$312,119	$210,258	$186,008	$166,180		$187,736	$139,450
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.96%‡	1.10%‡	1.10%‡	1.10	%**‡(4)	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.94%	0.95%	0.92	%**(4)	1.15%	1.37%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	(0.37)%	(0.66)%	(0.72)%	(0.88	)%**	(0.72)%	(0.67)%
Portfolio Turnover Rate	66%	49%	56%	4	%***	50%	36%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

(2)

On February 12, 2018, the All Cap Growth Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,			Period Ended		Year Ended August 31,
				October 31,
Institutional Class	2021	2020	2019	2018(1)		2018(2)	2017
Net Asset Value, Beginning of Year/Period	$43.35	$43.60	$38.44	$40.60		$36.55	$31.29

Income (Loss) from Investment Operations:
Net Investment Income*	0.42	0.32	0.22	—		0.30	0.23
Net Realized and Unrealized Gain (Loss) .	18.46	1.19	7.19	(2.10)		5.35	5.33

Total from Investment Operations	18.88	1.51	7.41	(2.10)		5.65	5.56

Dividends and Distributions:
Net Investment Income .	(0.71)	(0.48)	(0.37)	(0.06)		(0.81)	(0.30)
Net Realized Gains	(2.53)	(1.28)	(1.88)	—		(0.79)	—

Total Dividends and Distributions	(3.24)	(1.76)	(2.25)	(0.06)		(1.60)	(0.30)

Redemption Fees ( Note 2)	—	—	—	—		—	0.00 (3)

Net Asset Value, End of Year/Period	$58.99	$43.35	$43.60	$38.44		$40.60	$36.55

Total Return †	45.57%	3.45%	20.94%	(5.19)%		15.88%	17.88%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$220,298	$133,560	$136,194	$111,468		$115,914	$107,340
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.95%‡	1.10%‡	1.10%‡	1.10	%**‡(4)	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.91%	0.94%	0.95%	0.90	%**(4)	1.18%	1.44%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	0.81%	0.74%	0.55%	(0.02	)%**	0.79%	0.70%
Portfolio Turnover Rate	30%	30%	23%	3	%***	30%	17%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

(2)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Year Ended October 31,		Period Ended
			October 31,
Institutional Class	2021	2020	2019(1)
Net Asset Value, Beginning of Year/Period	$10.66	$10.38	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.07	0.06	0.03
Net Realized and Unrealized Gain	2.64	0.24	0.35

Total from Investment Operations	2.71	0.30	0.38

Dividends and Distributions:
Net Investment Income	(0.03)	(0.01)	—
Net Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.03)	(0.02)	—

Net Asset Value, End of Year/Period	$13.34	$10.66	$10.38

Total Return †	25.46%	2.81%	3.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$415,395	$197,524	$53,911
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	1.12% ‡	1.21%	**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	1.07%	1.74%	**
Ratio of Net Investment Income to Average Net Assets	0.53%	0.60%	0.65%	**
Portfolio Turnover Rate	13%	10%	6%	***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on May 31, 2019.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 39 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund”), CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), CIBC Atlas Equity Income Fund (the “Equity Income Fund”), and the CIBC Atlas International Growth Fund (the “International Growth Fund”), (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. issuers and common stocks and American Depositary Receipts (“ADRs”) of foreign issuers. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

On January 26, 2018, the shareholders of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) and Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund” and, together with the All Cap Growth Predecessor Fund, the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for

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the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds in exchange for Institutional Class Shares of the Funds on February 12, 2018 in a tax-free transaction. The All Cap Growth Fund and the Equity Income Fund had no operations prior to the Reorganization. The Predecessor Funds were managed by Geneva Advisors, LLC prior to its acquisition by AT Investment Advisers, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the All Cap Growth Fund and the Equity Income Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Funds prior to February 12, 2018.

Effective June 25, 2018, the name of the AT Disciplined Equity Fund, AT Mid Cap Equity Fund, AT Income Opportunities Fund, AT All Cap Growth Fund and AT Equity Income Fund changed to CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, respectively. Each Fund’s name change had no impact on the Funds’ operations or investment objectives.

Effective June 25, 2018, AT Investment Advisers, Inc. changed its name to CIBC Private Wealth Advisors, Inc. The name change had no impact to the management or operations of the Funds.

At a meeting held on February 27, 2018, the Board of Trustees of The Advisors’ Inner Circle Fund approved a change in the fiscal year end from August 31st to October 31st for the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund. The change in fiscal year end was effective on October 31, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during

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the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options

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and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”).

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board. The Funds’ Fair Value Procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2021, there were no securities which were fair valued by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

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•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from

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settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2021, the average quarterly balances for written options were as follows:

Average Market Value Balance Short for Written Options:	$167,826

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options are reported on the Statement of Operations as net realized gain or loss on written equity options and net change in unrealized depreciation or appreciation on written equity options. Written options transactions entered into during the year ended October 31, 2021, are subject to equity risk.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue

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Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, at least annually. For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — Prior to February 12, 2018, the All Cap Growth Fund and Equity Income Fund imposed a 2.00% redemption fee on the current value of shares redeemed less than 60 days from the date of purchase. After February 12, 2018, no redemption fee was charged. The redemption fee was recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

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A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2021, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund and International Growth Fund incurred $756,576, $408,443, $282,805, $121,906, $83,277 and $152,789, respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2021, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund, Equity Income Fund and International Growth Fund earned credits of $47, $16, $12, $53, $40 and $11, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Prior to July 31, 2021, MUFG Union Bank, N.A. acted as the Fund’s custodian.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of

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the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund, 0.80% of the average daily net assets of the Equity Income Fund and 0.82% of the average daily net assets of the International Growth Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00%, 0.85%, 1.10%, 1.10%, and 1.21% of the average daily net assets of the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively, until February 28, 2022. Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2021. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its (or, with respect to the All Cap Growth Fund and Equity Income Fund) prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2021, there are no previously waived fees that are eligible to be recaptured from the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund. During the year ended October 31, 2021, the All Cap Growth Fund, Equity Income Fund and International Growth Fund completed the recapture of previously waived fees and had no previously waived fees eligible for recapture as of year end.

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6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	4,376,393	123,171,600	6,998,339	153,443,384
Reinvestment of Dividends and Distributions	1,421,987	37,070,096	971,988	22,044,545
Redeemed	(5,507,577)	(155,211,931)	(6,831,708)	(148,807,314)

Net Increase in Shares Outstanding from Share Transactions	290,803	5,029,765	1,138,619	26,680,615

	Mid Cap Equity Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($ )
Institutional Class
Issued	3,153,464	67,006,913	5,330,363	87,317,546
Reinvestment of Dividends and Distributions	1,022,634	20,411,779	–	–
Redeemed	(5,252,204)	(110,460,076)	(8,802,937)	(138,469,185)

Net Decrease in Shares Outstanding from Share Transactions	(1,076,106)	(23,041,384)	(3,472,574)	(51,151,639)

	Income Opportunities Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($ )
Institutional Class
Issued	5,660,743	83,020,172	7,715,873	96,116,892
Reinvestment of Dividends and Distributions	728,375	10,677,794	756,718	9,120,193
Redeemed	(3,840,564)	(55,827,996)	(6,647,313)	(77,343,848)

Net Increase in Shares Outstanding from Share Transactions	2,548,554	37,869,970	1,825,278	27,893,237

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	All Cap Growth Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars ($ )	Shares	Dollars ($ )
Institutional Class
Issued	1,258,874	47,039,684	1,164,242	35,489,834
Reinvestment of Dividends and Distributions	492,108	17,100,739	617,926	17,820,980
Redeemed	(716,675)	(26,541,298)	(1,689,205)	(46,800,837)

Net Increase in Shares Outstanding from Share Transactions	1,034,307	37,599,125	92,963	6,509,977

	Equity Income Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars ($ )	Shares	Dollars ($ )
Institutional Class
Issued	693,311	36,163,192	401,522	17,399,703
Reinvestment of Dividends and Distributions	213,150	10,050,215	125,940	5,510,182
Redeemed	(252,702)	(12,817,680)	(570,607)	(22,644,686)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	653,759	33,395,727	(43,145)	265,199

	International Growth Fund
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars ($ )	Shares	Dollars ($ )
Institutional Class
Issued	13,862,590	182,198,114	16,021,245	159,115,033
Reinvestment of Dividends and Distributions	39,009	502,824	6,481	71,148
Redeemed	(1,275,150)	(16,841,559)	(2,700,871)	(25,345,563)

Net Increase in Shares Outstanding from Share Transactions	12,626,449	165,859,379	13,326,855	133,840,618

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7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2021, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$300,797,799	$314,252,482	$–	$–
Mid Cap Equity Fund	219,144,631	284,198,977	–	–
Income Opportunities Fund	150,591,674	111,519,119	3,028,008	–
All Cap Growth Fund	188,516,457	168,731,550	–	–
Equity Income Fund	74,120,205	52,056,581	–	–
International Growth Fund	207,737,934	42,121,198	–	–

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to foreign currency gain/(loss), REITs capital gain, paydown gain/(loss), partnership investments, and perpetual bonds.

The permanent differences that are credit or charged to Paid-in Capital and Distribution Earnings as of October 31, 2021 are primarily attributable to partnership reclassifications, perpetual bonds, and net operating losses have been reclassified to/(from) the following accounts for the year ended October 31, 2021.

	Distributable Earnings	Paid-in Capital
Mid Cap Equity Fund	$1,495,692	$(1,495,692)
All Cap Growth Fund	1,295,215	(1,295,215)
Equity Income Fund	49,152	(49,152)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions paid during the years ended October 31, 2021 and October 31, 2020 were as follows:

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	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2021	$8,774,493	$28,397,668	$37,172,161
2020	10,179,226	15,653,387	25,832,613
Mid Cap Equity Fund
2021	–	20,474,222	20,474,222
2020	–	–	–
Income Opportunities Fund
2021	10,716,781	–	10,716,781
2020	10,806,204	–	10,806,204
All Cap Growth Fund
2021	–	17,178,258	17,178,258
2020	–	17,870,735	17,870,735
Equity Income Fund
2021	2,375,619	7,765,451	10,141,070
2020	1,514,113	4,016,459	5,530,572
International Growth Fund
2021	672,201	–	672,201
2020	80,380	–	80,380

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Disciplined Equity Fund	$7,203,926	$113,761,257	$–	$–	$984,821,850	$(2)	$1,105,787,031
Mid Cap Equity Fund	–	91,131,254	(3,287,921)	–	418,138,739	226	505,982,298
Income Opportunities Fund	671,582	14,445,192	–	–	192,428,633	2	207,545,409
All Cap Growth Fund	–	32,005,786	(784,749)	–	142,764,994	(5)	173,986,026
Equity Income Fund	1,474,662	10,773,030	–	–	102,663,401	(4,563,545)	110,347,548
International Growth Fund	1,282,974	6,678,653	–	–	55,181,132	2	63,142,761

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2021 through October 31, 2021. The funds can elect to treat them as arising in the first date of the following fiscal year.

During the year ended October 31, 2021, the Income Opportunities Fund and the International Growth Fund utilized $8,483,986 and $940,679, respectively, of capital loss carryforwards to offset capital gains.

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The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, investment in Partnerships, and perpetual bonds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Disciplined Equity Fund	$827,231,842	$988,275,505	$(3,453,655)	$984,821,850
Mid Cap Equity Fund	528,190,094	422,971,277	(4,832,538)	418,138,739
Income Opportunities Fund	478,512,702	198,192,881	(5,764,248)	192,428,633
All Cap Growth Fund	169,271,905	143,132,329	(367,335)	142,764,994
Equity Income Fund	118,705,372	102,682,482	(19,081)	102,663,401
International Growth Fund	359,338,808	65,478,001	(10,296,869)	55,181,132

9. Concentration of Risk:

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Securities Risk (Disciplined Equity Fund) — Investments in securities of foreign issuers (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than

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U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Micro-, Small- and Medium-Capitalization Company Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller

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companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Preferred Stock Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

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Market Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of underlying common stock because of the conversion or exercise feature.

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Fixed Income Market Risk (Income Opportunities Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S.

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dollar.

Mortgage-Backed Securities Risk (Income Opportunities Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Income Opportunities Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Income Opportunities Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Derivatives Risk (Income Opportunities Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Income Opportunities Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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Liquidity Risk (Income Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Income Opportunities Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the

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costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Large-Capitalization Company Risk (Disciplined Equity, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP

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to its investors.

REIT Risk (Equity Income Fund, International Growth Fund) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Foreign Issuer Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political, social, regulatory, currency and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Company Risk (Mid Cap Equity Fund, Income Opportunities Fund) — Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would

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reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

10. Line of Credit:

The Funds entered into an agreement on August 2, 2021, which enables them to participate in a $30 million uncommitted revolving line of credit with the Custodian. The agreement expires on August 1, 2022. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. During and as of the year ended October 31, 2021, there were no borrowings in the Funds. Prior to this, the Fund had an agreement with MUFG Union Bank N.A. which enabled them to participate in a $30 million uncommitted revolving line of credit. The agreement expired on July 23, 2021.

11. Other:

At October 31, 2021, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	2	97%
Mid Cap Equity Fund	2	98%
Income Opportunities Fund	2	98%
All Cap Growth Fund	2	86%
Equity Income Fund	3	90%
International Growth Fund	2	98%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the

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Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements as of October 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund (collectively referred to as the “Funds”) (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual series constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights

CIBC Atlas Disciplined Equity Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021

CIBC Atlas Mid Cap Equity Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021

CIBC Atlas Income Opportunities Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021

CIBC Atlas All Cap Growth Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021, the period September 1, 2018 through October 31, 2018, and the year ended August 31, 2018

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Individual series constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights

CIBC Atlas Equity Income Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021, the period September 1, 2018 through October 31, 2018, and the year ended August 31, 2018

CIBC Atlas International Growth Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period May 31, 2019 (commencement of operations) through October 31, 2019

The financial highlights of CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund for the year ended August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

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evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 23, 2021

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2021 to October 31, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

•   Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•   Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*
CIBC Atlas Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,106.70	0.72%	$3.82
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
CIBC Atlas Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,094.40	0.82%	$4.33
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.07	0.82%	$4.18
CIBC Atlas Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,074.90	0.68%	$3.56
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
CIBC Atlas All Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,140.90	0.92%	$4.97
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.57	0.92%	$4.69
CIBC Atlas Equity Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,132.50	0.91%	$4.89
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.62	0.91%	$4.64
CIBC Atlas International Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$999.30	0.93%	$4.69
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.52	0.93%	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Renewing the Advisory Agreement for the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 17, 2021 to decide whether to renew the Agreement for an additional one-year term (the “August Meeting”). The August Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from the 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the August Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the August Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the August Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the August Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the August Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3],[4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 39 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-328-3863. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments — Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 39 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Disciplined Equity Fund	76.39%	23.61%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Mid Cap Equity Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	63.58%	67.24%	0.00%	38.34%	0.00%	2.40%
All Cap Growth Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	76.57%	23.43%	100.00%	89.36%	92.88%	0.00%	0.00%	0.00%	4.43%
International Growth Fund(7)	0.00%	100.00%	100.00%	5.22%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U. S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U. S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary income that qualified for 20% Business Income Deduction.

(7)

The International Growth Fund accrued foreign taxes during the fiscal year ended October 31, 2021, amounted to $212,995 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 for the year ending December 31, 2021. In addition, for the fiscal year ended October 31, 2021, the gross income derived from sources within foreign

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

countries amounted to $1,560,856.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2021

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

181 West Madison Street, 36th Floor

Chicago, IL 60602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0800

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021					2020
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$150,670	(5)	$10,000	(2)	None	$88,304
(d)	All Other Fees	None		None	$385,179	(6)	None		None	$376,378

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$719,590	None	None	$766,250		None	None
(b)	Audit-Related Fees	None	None	None	None		None	None
(c)	Tax Fees	None	None	None	$970	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None
Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust
D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:
		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	None	None	None	$69,500		None	None
(b)	Audit-Related Fees	None	None	None	None		None	None
(c)	Tax Fees(4)	None	None	None	$24,150		None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$77,300	None	None	$95,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Review and signing of federal and state income tax returns.

(5)	Tax compliance services provided to service affiliates of the funds.

(6)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $535,849 and $464,682 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $970 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $24,150 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022